 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): August 4, 2023

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01     Entry into a Material Definitive Agreement.

The information set forth below under Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement is incorporated herein by reference.

Item 1.03 Bankruptcy or Receivership.

Voluntary Petitions for Bankruptcy

On August 9, 2023 (the “Petition Date”), Amyris, Inc. (the “Company” or the “Debtor”) and certain of its direct and indirect subsidiaries (collectively, the “Company Parties” or the “Debtors”) filed voluntary petitions for relief under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), thereby commencing Chapter 11 cases for the Company Parties (the “Chapter 11 Cases”). On the Petition Date, the Company Parties filed a motion with the Bankruptcy Court seeking to jointly administer the Chapter 11 Cases under the caption “In re: Amyris, et al.” Certain of the Company’s subsidiaries were not included in the Chapter 11 filing.

The Company Parties will continue to operate their business as “debtors in possession” under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Bankruptcy Court. The Company Parties are seeking approval of various “first day” motions with the Bankruptcy Court, requesting customary relief intended to enable them to continue their ordinary course operations and facilitate an orderly transition of their operations into Chapter 11. In addition, the Company Parties filed with the Bankruptcy Court a motion seeking approval (“Interim DIP Order”) of debtor-in-possession financing (“DIP Financing”) in the form of the DIP Credit Agreement (as defined and described below).

The Company cannot be certain that holders of the Company’s common stock (the “Common Stock”) will receive any payment or other distribution on account of those shares following the Chapter 11 Cases.

DIP Credit Agreement

The Company Parties have sought an order authorizing Amyris, Inc., Amyris Clean Beauty, Inc., and Aprinnova, LLC, in their capacity as borrowers (collectively, the “Borrowers”), to obtain postpetition financing, and for each of the other Debtors and certain other non-Debtor subsidiaries (the “Guarantors”) to guarantee unconditionally on a joint and several basis, the Borrowers’ obligations in connection with a senior secured superpriority multiple-draw term loan facility (the “DIP Facility”) in the aggregate principal amount of up to $190 million (the “DIP Loans”), subject to and in accordance with the terms and conditions set forth in that certain Senior Secured Super Priority Debtor In Possession Loan Agreement, dated as of August 9, 2023 (the “DIP Credit Agreement”), by and among the Borrowers, the Guarantors, Euagore, LLC, an affiliate of Foris Ventures, LLC (together with the other lenders from time to time party thereto, the “DIP Lenders”), and Euagore, LLC, as Administrative Agent. The proceeds of the proposed DIP Facility may be used for, among other things, postpetition working capital for the Company and its subsidiaries, payment of costs to administer the Chapter 11 Cases, payment of expenses and fees of the transactions contemplated by the Chapter 11 Cases and payment of other costs, in each case, subject to an approved budget and such other purposes permitted under the DIP Credit Agreement and the Interim DIP Order.

The DIP Credit Agreement is subject to approval by the Bankruptcy Court. The Company Parties have requested authorization from the Bankruptcy Court, upon entry of the Interim DIP Order, for no more than two draws prior to the entry of a final order approving the DIP Financing (the “Final DIP Order”), in the aggregate principal amount of up to $70 million and upon entry of the Final DIP Order, multiple additional draws in the aggregate principal amount not to exceed $120 million. The Company Parties have requested a hearing on or before August 11, 2023 to consider entry of the Interim DIP Order. The Company Parties anticipate that the DIP Credit Agreement will become effective promptly following entry of the Interim DIP Order by the Bankruptcy Court.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.03 of this Current Report on Form 8-K regarding the DIP Credit Agreement is incorporated herein by reference.

Item 2.04	Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off- Balance Sheet Arrangement.
The commencement of the Chapter 11 Cases described in Item 1.03 above constitutes an event of default that accelerated the Company’s obligations under the following debt instruments (together, the “Debt Instruments”):

•Amended and Restated Loan and Security Agreement, dated as of October 28, 2019, by and among the Company, certain other Company Parties and Foris Ventures, LLC, as amended;
•Indenture, dated as of November 15, 2021, by and between the Company and U.S. Bank National Association, as trustee;
•Loan and Security Agreement dated as of September 27, 2022, by and among the Company, certain other Company Parties and Foris Ventures, LLC, as amended;
•Loan and Security Agreement dated as of October 11, 2022, by and among the Company, certain other Company Parties and DSM Finance B.V., as amended;
•Loan and Security Agreement, dated as of March 10, 2023, by and among the Company, certain other Company Parties and Perrara Ventures, LLC, as amended;
•Loan and Security Agreement, dated as of June 5, 2023, by and among the Company, certain other Company Parties and Anesma Group, LLC;
•Loan and Security Agreement, dated as of June 29, 2023, by and among the Company, certain other Company Parties and Anjo Ventures, LLC; and
•Loan and Security Agreement, dated as of August 2, 2023, by and among the Company, certain other Company Parties and Muirisc, LLC;

each as amended, restated, supplemented or otherwise modified from time to time.

The Debt Instruments provide that as a result of the Chapter 11 Cases, the principal and interest due thereunder shall be immediately due and payable. Any efforts to enforce such payment obligations under the Debt Instruments are automatically stayed as a result of the Chapter 11 Cases, and the creditors’ rights of enforcement in respect of the Debt Instruments are subject to the applicable provisions of the Bankruptcy Code.

Item 2.05 Costs Associated With Exit or Disposal Activities

On August 7, 2023, the Company announced the termination or separation of approximately 260 employees, effective August 8, 2023. The Company previously terminated or separated approximately 148 employees on June 26, 2023. The combined total represents an approximate 30% reduction in force to maintain an organization of approximately 1,090 employees to continue operations in connection with the Chapter 11 Cases.

In connection with the reduction in force effective August 8, 2023, the impacted employees will be provided severance benefits, including cash severance payments and reimbursement of medical insurance premiums. The Company expects to record a one-time charge of approximately $6.8 million related to the reduction in its workforce, consisting primarily of one-time severance payments upon termination of the employees. The Company expects that the majority of these charges will be incurred in the third quarter of 2023.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Chief Restructuring Officer

On August 8, 2023, the Company appointed Philip Gund as the Company’s Chief Restructuring Officer (“CRO”), with the appointment effective as of August 9, 2023.

Mr. Gund is Senior Managing Director at Ankura Consulting Group. Prior to his current position, he was a founding principal of Marotta Gund Budd & Dzera LLC (“MGBD”). Prior to forming MGBD, Mr. Gund was a principal at Zolfo Cooper LLC where he provided consulting services to companies, creditors, investors, and directors in troubled situations. He has 34 years of experience working with troubled companies and their creditors, investors, and court-appointed officials. Mr. Gund has served as Chief Executive Officer, Chief Restructuring Officer, and Chief Financial Officer in crisis and interim management situations.

The Company appointed Mr. Gund as CRO with compensation to be paid at the rate and upon the terms and conditions of that certain Engagement Letter, dated as of August 9, 2023, by and among and the Company and Mr. Gund (the “CRO Agreement”). As further set forth in the CRO Agreement, Mr. Gund has the authority as CRO to perform the ordinary course duties associated with that office such as advising the Company and its subsidiaries on matters relating to their debts, finances and liquidity, cash management and funding, business planning and restructuring strategy, the management of critical relationships and retention of experts, and such other duties as may be necessary or advisable in the course of the Chapter 11 Cases. Mr. Gund will report to the Restructuring Committee of the Board of Directors.

There are no additional, and no anticipated additional, compensatory arrangements between the Company and Mr. Gund in connection with his performance as the Company’s CRO beyond such fees paid pursuant to the CRO Agreement. Other than as described above, there are no arrangements or understandings between Mr. Gund and any other person pursuant to which he was appointed to serve as CRO. Additionally, in connection with this appointment, the Company also entered into an indemnification agreement with Mr. Gund that is in substantially the same form as those entered into with other directors and executive officers of the Company.

Mr. Gund is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Gund and any other persons pursuant to which he was appointed as CRO of the Company.

Appointment of Independent Director

On August 4, 2023, the Board appointed M Freddie Reiss as a Class III director, with the appointment effective as of August 9, 2023, and with a term expiring at the 2025 annual meeting of stockholders. The Board determined that Mr. Reiss qualifies as an independent director pursuant to the listing standards of the Nasdaq Stock Market. Mr. Reiss will be a member of the Restructuring Committee of the Board.

Mr. Reiss retired from his role as Senior Managing Director in the Corporate Finance/Restructuring practice of FTI Consulting, Inc. in 2013. Mr. Reiss has over 30 years of experience in strategic planning, cash management, liquidation analysis, covenant negotiations, forensic accounting and valuation. He specializes in advising on bankruptcies, reorganizations, business restructuring and in providing expert witness testimony for underperforming companies. Prior to joining FTI Consulting, Mr. Reiss was a partner and west region leader at PricewaterhouseCoopers, LLP, where he co-founded the Business Restructuring Services practice. Mr. Reiss is a recognized expert in the field of financial restructuring. Mr. Reiss holds an M.B.A. from City College of New York’s Baruch College and a B.B.A. from City College of New York’s Bernard Baruch School of Business. He is a Certified Public Accountant in New York and California. Mr. Reiss currently serves as an independent director of both Woodbridge Wind-Down Entity LLC, and its parent, Woodbridge Liquidation Trust, on which he is also the Chair of the Audit Committee, and both Blackrock TCP Capital Corp., on which he is also Chair of the Audit Committee, member of the Governance and Compensation Committee and a member of the Joint Transactions Committee, and Blackrock Direct Lending Corp., on which is also the Chair of Audit Committee and a member of the Joint Transactions Committee Member. Since April 2023, he has been serving as an independent director for Peer Street, Inc. He is also on the Board of Trustees for the Baruch College Fund, and was chairman of the audit committee and independent board member for Contech Engineered Solutions and Managing Member and director of Variant Holdings LLC.

Mr. Reiss will receive an advance monthly fee of $50,000 per month as compensation for his services.

Additionally, in connection with this appointment, the Company also entered into an indemnification agreement with Mr. Reiss that is in substantially the same form as those entered into with other directors and executive officers of the Company.

Mr. Reiss is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Reiss and any other persons pursuant to which he was appointed as director of the Company.

Item 7.01 Regulation FD Disclosure

Press Release

On August 9, 2023, the Company issued a press release announcing, among other things, the commencement of the Chapter 11 Cases. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

As described in the press release, through the Chapter 11 Cases, the Company seeks to implement both an operational and balance sheet restructuring, address liquidity challenges, and preserve and maximize value. The Company intends to centralize its going-forward operations on its core technology and ingredients businesses and plans to exit certain of its consumer brands businesses.

Nasdaq Delisting Notice

The Company expects to receive a notice from The Nasdaq Stock Market (“Nasdaq”) that the Common Stock is no longer suitable for listing pursuant to Nasdaq Listing Rule 5110(b) as a result of the Chapter 11 Cases. If the Company receives such notice, the Company does not intend to appeal Nasdaq’s determination and, therefore, it is expected that its Common Stock will be delisted. The delisting of the Common Stock would not affect the Company’s operations or business and does not presently change its reporting requirements under the rules of the Securities and Exchange Commission (the “SEC”).

The information in this Item 7.01 of the Form 8-K, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Statements Regarding Trading in the Company’s Securities

The Company’s securityholders are cautioned that trading in the Company’s Common Stock during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s Common Stock may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. Accordingly, the Company urges extreme caution with respect to existing and future investments in its Common Stock.

Cautionary Statements Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Forward-looking statements contained in this Current Report on Form 8-K include, but are not limited to, statements regarding the process and potential outcomes of the Company’s Chapter 11 Cases, the Company’s ability to continue to operate as usual during the Chapter 11 Cases, the Company’s ability to improve its cost structure, capital structure, and liquidity position, and the ability of the DIP Financing to provide sufficient liquidity for the Company’s obligations during the Chapter 11 Cases. These statements are based on management’s current expectations, and actual results and future events may differ materially due to risks and uncertainties, including, without limitation, risks inherent in the bankruptcy process, including the outcome of the Chapter 11 Cases; the Company’s financial projections and cost estimates; the Company’s ability to raise additional funds during the Chapter 11 Cases; the Company’s ability to sell any of its assets; the impact of the Chapter 11 Cases on the listing of the Company’s Common Stock on the Nasdaq Stock Market; and the effect of the Chapter 11 Cases on the Company’s business prospects, financial results and business operations. We may not actually achieve the plans, intentions or expectations disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. These and other factors that may affect the Company’s future business prospects, results and operations are identified and described in more detail in the Company’s filings with the SEC, including the Company’s most recent Annual Report filed on Form 10-K and the subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Form 8-K. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

Item 9.01    Financial Statements and Exhibits.

Exhibit Number	Description
10.1	DIP Credit Agreement, by and among Amyris, Inc. and certain of its subsidiaries and Euagore, LLC dated August 9, 2023.
99.1	Press Release, dated August 9, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: August 10, 2023	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Interim Chief Executive Officer and Chief Financial Officer